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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM  8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported):  May 20, 1996




                               APACHE CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                  1-4300                     41-0747868
 (State or other jurisdiction    (Commission               (I.R.S. Employer
      of incorporation)          File Number)           Identification Number)


                            2000 POST OAK BOULEVARD
                                   SUITE 100
                           HOUSTON, TEXAS  77056-4400
                    (Address of Principal Executive Offices)


      Registrant's telephone number, including area code:  (713) 296-6000


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ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

         In the first quarter of 1996, Apache Corporation ("Apache") entered into the Agreement and Plan of Merger (the "Merger Agreement"), dated March 27, 1996, among Apache, YPY Acquisitions, Inc. ("YPY"), and The Phoenix Resource Companies, Inc. ("Phoenix"), providing for the merger of YPY with Phoenix (the "Merger") in a transaction by which Phoenix would become a wholly-owned subsidiary of Apache. Apache issued a press release, dated March 28, 1996, which is listed under Item 7 as Exhibit 99.1 and incorporated herein by reference. The Merger Agreement is listed under Item 7 as Exhibit 2.1 and incorporated herein by reference.

         On May 20, 1996, the Merger was consummated shortly after the transaction was approved by the Phoenix shareholders. Upon consummation of the Merger and pursuant to the Merger Agreement, each share of Phoenix common stock then outstanding was converted into the right to receive (a) .75 shares of Apache common stock, with any fractional shares paid in cash, without interest, based on $27.50 per share of Apache common stock, and (b) $4.00 in cash.
Apache issued a press release, dated May 20, 1996, which is listed under Item 7 as Exhibit 99.2 and incorporated herein by reference.

         Phoenix's principal assets are its interest in the Khalda and Qarun oil and gas concessions in the Western Desert of Egypt, which in the aggregate contain 18 oil fields and six gas fields. The sale of crude oil and natural gas accounted for all of Phoenix's operating revenues during the past three years. Phoenix's operations include exploring, developing and operating crude oil and natural gas properties in Egypt. Phoenix's oil and gas operations are currently conducted through Egyptian operating companies owned jointly by the Egyptian General Petroleum Corporation, Phoenix and certain other participants. Apache is one of the participants with Phoenix in the Qarun concession.

         In conjunction with the Merger, George D. Lawrence, Jr., former president and chief executive officer of Phoenix, joined Apache's board of directors. Other than the relationships mentioned above or provided for or contemplated by the Merger Agreement, there were no other material relationships between Phoenix and Apache or any of Apache's affiliates, officers or directors, or any associate of any officer or director of Apache.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         It is impracticable to file financial statements and pro forma financial information at this time. The Registrant will file such statements and information as soon as practicable. It is expected that such statements and information will be filed by amendment to this Form 8-K, on or before July 19, 1996.



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(c)      EXHIBITS.


EXHIBIT NO.               DESCRIPTION
- -----------               -----------
2.1                       Agreement and Plan of Merger among Apache, YPY and Phoenix dated March 27, 1996 (incorporated by reference to Exhibit 99.1 to Apache's Current Report on Form 8-K, dated March 27, 1996, SEC
                          File No. 1-4300).

23.1**                    Consent of Arthur Andersen LLP (Apache)

23.2**                    Consent of Arthur Andersen LLP (Phoenix)

99.1                      Press Release, dated March 28, 1996, "Apache and Phoenix to Merge" (incorporated by reference to Exhibit 99.2 to Registrant's Current Report on Form 8-K, dated March 27, 1996, SEC File No.
                          1-4300).

99.2*                     Press Release, dated May 20, 1996, "Apache and Phoenix Complete Merger."

_________________

*filed herewith

**to be filed by amendment



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        APACHE CORPORATION


Date:  June 4,1996                      /s/ Z. S. Kobiashvili
                                        ----------------------------------
                                        Z. S. Kobiashvili
                                        Vice President and General Counsel



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                         EXHIBIT  INDEX

EXHIBIT NO.               DESCRIPTION
- -----------               -----------
99.2                      Press Release, dated May 20, 1996, "Apache and Phoenix Complete Merger."
